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The Naturade, Inc. 1998 Incentive Stock Option Plan

         1. Purpose. The purpose of the Naturade, Inc. 1998 Incentive Stock Option Plan is to provide a means whereby Naturade, Inc. (the "Company") may attract and retain persons of ability and motivate such persons to exert their best efforts on behalf of the Company and any Subsidiaries (defined below) of the Company which may be formed from time to time.

         2. Definitions.

               (a) "Board" shall mean the Board of Directors of the Company.

               (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference to any section of the Code shall include any provision successor thereto.

               (c) "Committee" shall mean the administrative committee appointed pursuant to Section 3.

               (d) "Company" shall mean Naturade, Inc., a Delaware corporation.

               (e) "Employee" shall mean an employee as defined in accordance with Treasury Regulation Section1.421-7(h)(1).

               (f) "Incentive Option" shall mean an option to purchase shares of Stock, subject to the terms and conditions described in the Incentive Plan, which is an incentive stock option within the meaning of Code Section 422.

               (g) "Incentive Plan" shall mean the Naturade, Inc. 1998 Incentive Stock Option Plan.

               (h) "Participant" shall mean an employee of the Company or any Subsidiary who is designated to receive Incentive Options pursuant to Section 3.

               (i) "Stock" shall mean the Company's $0.0001 par value common stock.

               (j) "Subsidiary" shall mean a subsidiary corporation as defined in Code Section 424(f).

         3. Administration. The Incentive Plan shall be administered by the Committee, consisting of at least two members, who shall be members of the Board, appointed by and holding office as Committee members at the pleasure of the Board. Subject to the provisions of the Incentive Plan, the Committee shall have the power to (a) determine and designate from time to time those Employees who perform services for the Company or for any Subsidiary who shall be Participants in the Incentive Plan and the number of shares of Stock to be subject to the Incentive Options to be granted to each

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Participant; provided, however, that no Incentive Option shall be granted after the expiration of the period of ten years from the effective date of the Incentive Plan specified in Section 9; (b) authorize the granting of Incentive Options to Participants; and (c) determine the time or times and the manner when each Incentive Option shall be exercisable and the duration of the exercise period.

         For all purposes of the Incentive Plan, the fair market value of the Stock shall be determined in good faith by the Committee by applying the rules and principles of valuation set forth in Treasury Regulations Section20.2031-2, relating to the valuation of stocks and bonds for purposes of Code Section2031.

         The Committee may interpret the Incentive Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Incentive Plan, and make such other determinations and take such other action as it deems necessary or advisable. Without limiting the generality of the foregoing sentence, the Committee may, in its discretion, treat all or any portion of any period during which a Participant is on military or on an approved leave of absence from the Company or a Subsidiary as a period of service of such Participant with the Company or a Subsidiary, as the case may be, for purposes of accrual of such Participant's rights under the Incentive Options. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive. Any action reduced to writing and signed by all members of the Committee shall be as fully effective as if it had been taken by vote at a meeting duly called and held. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Incentive Plan or the Incentive Options.

         4. Benefits Available Under the Incentive Plan. The benefits provided by the Incentive Plan to Participants are Incentive Options. Incentive Options may be granted by the Company from time to time for all Participants to acquire up to an aggregate of 575,000 shares of Stock, subject to adjustment as provided in Section 5(i), and reduced by the number of shares subject to options ("Nonqualified Options") which are granted under any nonqualified stock option plan of the Company in the year 1998. The shares to be delivered upon exercise of Incentive Options shall be made available, at the discretion of the Board, either from authorized but unissued shares of Stock or from Stock reacquired by the Company, including shares purchased in the open market. If any Incentive Option terminates, expires or is canceled with respect to any shares of Stock, new Incentive Options may thereafter be granted covering such shares.

         5. Terms and Conditions. Each Incentive Option shall be evidenced by an agreement (the "Agreement"), in a form approved by the Committee, which shall be signed by an officer of the Company and the Participant receiving the Incentive Option, and which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

               (a) Period. Each Agreement shall specify that the Incentive Option thereunder is granted for a period not to exceed ten years (the "Option Period") and shall provide that the Incentive Option shall expire at the end of such period.

               (b) Option Price. The price per share at which an Incentive Option may be exercised (the "Option Price") shall be determined by the Committee at or prior to the time the Incentive Option is granted, but shall be at least equal to the fair market value per share at the time the

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Incentive Option is granted.


               (c) Exercise of Option. In order to exercise Incentive Options, the person or persons entitled to exercise them shall give written notice to the Company specifying the number of shares to be purchased pursuant to the exercise of Incentive Options. This notice shall be accompanied by payment for the shares as provided in Section 5(e). Options may be exercised at such time or times as may be determined by the Committee at the time of grant, subject to the provisions of this Section 5, including the following limitations: no part of any Incentive Option may be exercised until the Participant holding the Incentive Option shall have performed services for the Company or for a Subsidiary for such period after the date on which the Incentive Option is granted as the Committee may specify in the Agreement; provided, however, that, although an Incentive Option may provide for earlier exercise with respect to at least 20 percent of the shares subject thereto no later than the first anniversary of the grant of the Incentive Option, 40 percent of such shares no later than the second such anniversary, 60 percent of such shares no later than the third such anniversary, 80 percent of such shares no later than the fourth such anniversary, and 100 percent of such shares no later than the fifth such anniversary; and provided, further, that no Incentive Option may at any time be exercised in part with respect to fewer than the lesser of (i) fifty shares, or
(ii) the number of shares which remain to be purchased pursuant to the Incentive Option.

               (d) Ten-percent Owners. Notwithstanding the provisions of Sections 5(b) and 5(c), the following terms and conditions shall apply to Incentive Options granted to a "ten-percent owner." For this purpose, a "ten-percent owner" shall mean a Participant who, at the time the Incentive Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary. With respect to a ten-percent owner: (1) the price at which shares of stock may be purchased under the Incentive Option shall not be less than 110 percent of the fair market value thereof, said fair market value determined in the manner described in Section 5(b); and (2) the period during which the Incentive Option may be exercised shall expire not later than five years from the date the Incentive Option is granted.

               (e) Payment of Option Price. The Option Price of the Stock transferred to a Participant pursuant to the exercise of an Incentive Option shall be paid to the Company at the time of delivery of notice of exercise: (1) in cash; (2) with previously acquired Stock having a fair market value equal to the Option Price; or (3) with cash and previously acquired Stock having a fair market value which together with the cash is equal to the Option Price.

               (f) Limitation on the Value of Incentive Options. The aggregate fair market value (determined at the time an option is granted) of the Stock with respect to which Incentive Options described in Code Section 422(b) are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Subsidiary) shall not exceed $100,000.

               (g) Exercise in the Event of Death or Termination of Employment. If a Participant holding Incentive Options shall terminate employment by the Company and its Subsidiaries because of death, or shall die within three months of termination of employment by the Company and its Subsidiaries, the Incentive Options held by the Participant may be exercised, to the extent that the Participant was entitled to do so at the date of termination of employment, by the person

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or persons to whom the Participant's rights under the Incentive Options pass by will or applicable law, or if no such person has such rights, by the Participant's executors or administrators, at any time, or from time to time, within one year after the date of such termination of employment, but in no event later than the expiration date determined pursuant to Section 5(a). If a Participant's employment by the Company and its Subsidiaries shall terminate for any reason other than death, Incentive Options held by such Participant may be exercised, to the extent the Participant was entitled to do so at the date of termination of employment, at any time, or from time to time, within three months after the date of termination of employment, but in no event later than the expiration date determined pursuant to Section 5(a).

               (h) Nontransferability. No Incentive Option granted under the Incentive Plan shall be transferable other than by will or by the laws of descent and distribution. No interest of any Participant under the Incentive Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. During the lifetime of the Participant, Incentive Options shall be exercisable only by the Participant who received them.

               (i) Investment Representation. Each Agreement shall contain a provision that, upon demand by the Company for such a representation, the Participant holding the Incentive Options (or any person acting under Section 5(g)) shall deliver to the Company at the time of any exercise of any Incentive Options a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of Incentive Options and prior to the expiration of the Option Period shall be a condition precedent to the right of the Participant or such other person to acquire any shares. Any Agreement which states that it is subject to the terms of the Incentive Plan shall be dispositively and irrevocably deemed to incorporate such a provision as if set out such Agreement in full.

               (j) Adjustments in Event of Change in Stock. In the event of any change in the stock by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or of any similar change affecting the stock, the number and class of shares which thereafter may be acquired under the Incentive Plan, the number and class of shares subject to outstanding Agreements, the Option Price per share thereof, and any other terms of the Incentive Plan or the Agreements which in the Committee's sole discretion require adjustment (including, without limitation, relating to the Stock, other securities, cash or other consideration which may be acquired upon exercise of the Incentive Options) shall be appropriately adjusted consistent with such change in such manner as the Committee may deem appropriate.

               (k) No Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to any shares subject to Incentive Options prior to the date of issuance to the Participant of a certificate or certificates for such shares.

               (l) No Rights to Continued Employment. Neither the Incentive Plan nor any Incentive Options granted under the Incentive Plan shall not confer upon any employee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall they interfere in any way with the right of the Company or any Subsidiary for which a Participant performs services to

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terminate such employment at any time.

               (m) Arrangement for Tax Payment. Each Agreement shall contain a provision that the Participant shall agree to make any arrangements required by the Committee to insure that the amount of tax required to be withheld by the Company or a Subsidiary as a result of the exercise of Nonqualified Options is available for payment. Any Agreement which states that it is subject to the terms of the Incentive Plan shall be dispositively and irrevocably deemed to incorporate such a provision as if set out such Agreement in full.

               (n) Certain Corporate Transactions. Each Agreement shall provide that nothing in the Incentive Plan or the Agreement shall in any way prohibit the Company from merging with or consolidating into another corporation, or from selling or transferring all or substantially all of its assets, or from distributing all or substantially all of its assets to its stockholders in liquidation, or from dissolving and terminating its corporate existence, and in any such event (other than a merger in which the Company is the surviving corporation and under the terms of which the shares of Stock outstanding immediately prior to the merger remain outstanding and unchanged), the Participant shall be entitled to receive, at the time the Incentive Option or portion thereof would otherwise become exercisable and upon payment of the Option Price, the same shares of stock, cash or other consideration received by stockholders of the Company in accordance with such merger, consolidation, sale or transfer of assets, liquidation or dissolution. Any Agreement which states that it is subject to the terms of the Incentive Plan shall be dispositively and irrevocably deemed to incorporate such a provision as if set out such Agreement in full.

         6. Compliance With Other Laws and Regulations. The Incentive Plan, the grant and exercise of Incentive Options under the Incentive Plan, and the obligation of the Company to transfer shares under these Incentive Options shall be subject to all applicable federal and state laws, rules and regulations, including those related to disclosure of financial and other information to Participants, and to any approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange on which the Stock may then be listed, where such listing is required under the rules or regulations of such exchange, and (b) the compliance with applicable federal and state securities laws and regulations relating to the issuance and delivery of such certificates; provided, however, that the Company shall make all reasonable efforts to so list such shares and to comply with such laws and regulations.

         7. Certain Dispositions. All Incentive Options shall provide that if the Participant makes a disposition, within the meaning of Code Section 424(c), of any shares of Stock transferred upon exercise of an Incentive Option within two years from the date of the granting of the Incentive Option or within one year after the transfer of the shares of Stock to the Participant pursuant to the exercise of the Incentive Option, the Participant shall notify the Company within ten days of the disposition. The Company may cause an appropriate legend to be affixed to any stock certificates representing the shares of Stock issued under the Plan to enable it to receive notice of the disposition.

         8. Amendment and Discontinuance. The Board may from time to time amend, suspend or discontinue the Incentive Plan; provided, however, that, subject to the provisions of Section

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5(i), no action of the Board, or any committee thereof, may (a) increase the number of shares reserved for options pursuant to Section 4 without approval of the stockholders of the Company, (b) permit the granting of any Incentive Option at an Option Price less than that determined in accordance with Section 5(b),
(c) permit the granting of Incentive Options which expire beyond the period provided for in Section 5(a), or (d) make any material change in the class of eligible Employees as defined in the Incentive Plan.

         9. Compliance with Rule 16(b)(3) of the Securities Exchange Act of 1934. (a) The Incentive Plan is intended to comply with all applicable conditions of Rule 16(b)(3) under the Securities Exchange Act of 1934, as amended, or any successor rule; (b) all transactions involving insider Participants are subject to such conditions, regardless of whether the conditions are expressly set forth in the Incentive Plan; and (c) any provision of the Incentive Plan or action by the Committee that is contrary to a condition of Rule 16(b)(3) shall not apply to insider-participants.

         10. Effective Date. The effective date of the Incentive Plan shall be the date the Incentive Plan is adopted by the Board.


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